                                                             BANGLA PROPERTY MANAGEMENT, INC.

Exhibit 32.1 - Certifications

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shawn Erickson, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that this report on Form 10-KSB of Bangla Property Management,  Inc. for the  period ending March 31, 2005 fully complies with the requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the information  contained in this report on Form 10-KSB fairly presents in all material respects the  financial  condition  and results of operations of  Bangla Property Management,  Inc.

   June 30, 2005

   /s/ Shawn Erickson

   Shawn Erickson, Chief Executive Officer, Chief Financial Officer

   President & Director of Bangla Property Management, Inc.

10KSB – Period Ending March 31, 2005                         Bangla Property Management, Inc.                      Page 33